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Exhibit 99.1

THE MILLS CORPORATION
SUPPLEMENTAL INFORMATION
Table of Contents
As of September 30, 2002

THE MILLS CORPORATION
OVERVIEW

The Company

        The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

        The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owned, as of September 30, 2002, a 1% interest as the sole general partner and a 69.27% interest as a limited partner. The Company, through the Operating Partnership, is engaged in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers at various locations throughout the United States, two community shopping centers and a portfolio of 46 single tenant net lease properties ("Net Lease Properties"). As of September 30, 2002, the Operating Partnership owned or held an interest in the following projects and two community centers.

Arizona Mills	Tempe, AZ (Phoenix)
Arundel Mills	Anne Arundel County, MD (Baltimore, MD/Washington, DC)
Concord Mills	Concord, NC (Charlotte)
Discover Mills	Sugarloaf, GA (Atlanta)
Franklin Mills	Philadelphia, PA
Grapevine Mills	Grapevine, TX (Dallas/Forth Worth)
Gurnee Mills	Gurnee, IL (Chicago)
Katy Mills	Katy, TX (Houston)
Ontario Mills	Ontario, CA (Los Angeles)
Opry Mills	Nashville, TN
Potomac Mills	Woodbridge, VA (Washington, DC)
Sawgrass Mills and The Oasis at Sawgrass	Sunrise, FL (Ft. Lauderdale)
The Block at Orange	Orange, CA (Los Angeles)
Community Centers
Concord Mills Marketplace	Concord, NC (Charlotte)
Liberty Plaza	Philadelphia, PA

        The Company is actively involved in the development or predevelopment of a number of projects, including Colorado Mills (Denver, CO) (which will open to the public in November 2002), Madrid Xanadú (Madrid, Spain), St. Louis Mills (St. Louis, MO), Cincinnati Mills, (Cincinnati, OH), Vaughan Mills (Toronto, Canada) and San Francisco Piers 27-31 (San Francisco, CA).

        Additionally, the Operating Partnership owns MillsServices Corp. ("MSC"), a taxable REIT subsidiary formed in connection with the Company's initial public offering to provide development, management, leasing and financial services to entities owned by unconsolidated joint ventures of the Company. MSC does not perform any services to entities in which the Company is not a significant investor. MSC also owns 100% of Mills Enterprises, Inc. ("MEI"), an entity that holds investments in several retail joint ventures and owns 60% of FoodBrand L.L.C. ("FoodBrand") the Company's food and beverage entity that was created in 1999 to master lease, manage and operate food courts and restaurants at the Company's malls.

THE MILLS CORPORATION
OVERVIEW
(continued)

Cautionary Statement

        Certain information contained in this Supplemental Information package may constitute "forward-looking statements" for the purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guaranties of future performance.

        Forward-looking statements, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", "would be" or "continue" or the negative thereof or other variations thereon or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends, and uncertainties are the general economic climate; the supply and demand for retail properties; interest rate levels; the availability to the Company of financing for its development projects; and other risks associated with the development, acquisition, and operation of retail properties, including risks that the development of a project may not be completed on schedule, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated, as well as those risks described in the section entitled "Risk Factors" in the Annual Report on Form 10-K filed on March 28, 2002 with the Securities and Exchange Commission.

        The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

Funds From Operations:

        The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT"), means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including the ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

THE MILLS CORPORATION
SUMMARY OF OPERATING PROPERTIES

        The following table presents certain information with respect to the operating properties.

Property Name/ Location	Metropolitan Area Serviced	Year Opened/ Acquired	Total GLA (Sq. Ft.) (1)	Anchor Store GLA (Sq. Ft.) (1)	Specialty Store GLA (Sq. Ft.) (1)	No. of Anchor Stores (2)
Mills
Arizona Mills Tempe, AZ	Phoenix	1997	1,227,000	706,000	521,000	17
Arundel Mills (3) Anne Arundel County, MD	Baltimore, MD/ Washington, DC	2000	1,196,000	658,000	538,000	14
Concord Mills Concord, NC	Charlotte	1999	1,247,000	691,000	556,000	17
Discover Mills Sugarloaf, GA	Atlanta	2001	1,117,000	595,000	522,000	12
Franklin Mills Philadelphia, PA	Philadelphia/ Wilmington	1989	1,758,000	1,165,000	593,000	19
Grapevine Mills Grapevine, TX	Dallas/Forth Worth	1997	1,601,000	1,082,000	519,000	19
Gurnee Mills Gurnee, IL	Chicago/ Milwaukee	1991	1,577,000	942,000	635,000	15
Katy Mills Katy, TX	Houston	1999	1,205,000	620,000	585,000	13
Ontario Mills Ontario, CA	Los Angeles	1996	1,491,000	990,000	501,000	22
Opry Mills Nashville, TN	Nashville	2000	1,113,000	595,000	518,000	16
Potomac Mills Woodbridge, VA	Washington, DC/ Baltimore, MD	1985	1,635,000	853,000	782,000	17
Sawgrass Mills and The Oasis at Sawgrass Sunrise, FL	Fort Lauderdale/ Miami/Palm Beach	1990/1999	2,147,000	1,320,000	827,000	22

Mills Totals			17,314,000	10,217,000	7,097,000	203

The Block at Orange	Los Angeles/ Orange County	1998	655,00	385,000	270,000	10

Community Centers
Liberty Plaza	Philadelphia	1994	372,000	319,000	53,000	4
Concord Mills Marketplace	Charlotte, NC	2001	120,000	109,000	11,000	1

Community Centers Totals			492,000	428,000	64,000	5

(1)
Presents approximate gross leaseable area ("GLA") of each of the operating properties. Included in GLA is approximately 973,000 square feet owned by certain store tenants located as follows: Potomac Mills—80,000 square feet; Franklin Mills—210,000 square feet; Sawgrass Mills—282,000 square feet; Gurnee Mills—251,000 square feet; Liberty Plaza -14,000 square feet; Ontario Mills -125,000 square feet; and Concord Mills Marketplace -11,000 square feet.

(2)
Anchor stores include all stores occupying at least 20,000 square feet and certain store tenants described in footnote (1).

(3)
GLA includes approximately 33,000 square feet of The Marketplace at Arundel Mills which is open for operations.

THE MILLS CORPORATION
SUMMARY OF PROPERTIES UNDER CONSTRUCTION

Property Name/ Location	Metropolitan Area Serviced	Anticipated Opening Date(1)	Approx. GLA (Sq. Ft.) (1)(2)	Estimated Aggregate Project Cost(1) (millions)	Required Equity from Company (millions)	Company's Equity at 9/30/02 (millions)	Anchor Store Tenant Commitments	Percentage Pre-Leased
Colorado Mills, Lakewood, CO	Denver	Fall 2002 (3)	1,200,000	$213	$25.0	$20.9	11	81.2%
Madrid Xanadú Madrid, Spain	Madrid	Spring 2003	1,400,000	$202	$60.0	$89.8	8	63.8%
St. Louis Mills St. Louis, MO	St. Louis	Fall 2003	1,050,000	$226	$37.4	$26.1	4	N/A(4)
Cincinnati Mills Cincinnati, OH	Cincinnati	Late 2003	1,500,000	$131	$41.0	$11.0	13(5)	69.6%(5)

(1)
Anticipated opening dates, approximate GLA and estimated aggregate project cost are subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.
(2)
Approximate GLA includes space that may be owned by certain anchor store tenants.
(3)
Colorado Mills will open to the public in November 2002.
(4)
The Company recently has begun leasing efforts for this project and has obtained numerous letters of interest.
(5)
The Company purchased the Forest Fair Mall in Cincinnati, OH in September 2002 and will renovate the mall. The Company anticipates completing the redevelopment in late 2003 or early 2004 and will rename the mall Cincinnati Mills upon completion. The anchor tenants will remain open during construction with an additional two anchors to open when the mall renovations are completed. The anchor store tenant commitments and percentage pre-leased include the anchor tenants currently open.

SUPPLEMENTAL INFORMATION
CONSTRUCTION IN PROGRESS
(unaudited, in millions)

	September 30, 2002
	Gross Combined	Proportionate (1) Share
Consolidated CIP	$107.8	$107.8
Combined Joint Venture Operating Properties CIP	5.0	2.0
Combined Joint Venture Development CIP	439.3	229.4

Total Construction In Progress	$552.1	$339.2

(1)
Includes the Company's consolidated construction in progress and the Company's proportionate share of joint ventures' construction in progress.

THE MILLS CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2002	2001	2002	2001
Statements of Operations Data:
Revenues:
Minimum rent	$33,908	$26,444	$87,942	$78,609
Percentage rent	242	173	458	278
Recoveries from tenants	14,132	12,082	39,239	37,077
Other property revenue	3,734	4,545	10,015	9,842
Management fee income from unconsolidated joint ventures	3,244	2,071	8,614	7,214
Other fee income from unconsolidated joint ventures	1,001	2,243	4,508	7,472

Total operating revenues	56,261	47,558	150,776	140,492

Expenses:
Recoverable from tenants	12,814	11,497	34,414	31,274
Other operating	1,424	2,123	4,168	3,580
General and administrative	3,082	3,113	9,619	9,636
Depreciation and amortization	12,660	9,328	33,239	28,222

Total operating expenses	29,980	26,061	81,440	72,712

	26,281	21,497	69,336	67,780
Other income and expenses:
Equity in earnings of unconsolidated joint ventures before extraordinary items	4,910	2,896	14,257	4,963
Interest income	2,141	1,173	5,631	3,050
Interest expense, net	(13,470)	(14,419)	(38,770)	(44,643)
Other income (expense)	(343)	1,208	1,581	31

Income before extraordinary items and minority interests:	19,519	12,355	52,035	31,181
Extraordinary losses on debt extinguishment	(1,260)	(467)	(1,260)	(16,624)
Equity in extraordinary losses on debt extinguishment of unconsolidated joint ventures	—	(19)	—	(127)

Income before minority interests:	18,259	11,869	50,775	14,430
Minority interests	(5,462)	(4,682)	(16,577)	(5,692)

Net income	$12,797	$7,187	$34,198	$8,738

Earnings per Common Share — Basic:
Income per share before extraordinary items	$0.35	$0.30	$1.02	$0.78
Extraordinary losses on debt extinguishment	(0.02)	(0.01)	(0.02)	(0.42)

Net income per share	$0.33	$0.29	$1.00	$0.36

Earnings per Common Share — Diluted:
Income per share before extraordinary item	$0.35	$0.29	$1.01	$0.77
Extraordinary losses on debt extinguishment	(0.02)	(0.01)	(0.03)	(0.41)

Net Income per share	$0.33	$0.28	$0.98	$0.36

Funds from Operations:
Income before extraordinary items and minority interests	$19,519	$12,355	$52,035	$31,181
Adjustments:
Add: Depreciation and amortization of real estate assets	11,803	8,564	30,677	25,736
Real estate depreciation and amortization of unconsolidated joint ventures	10,266	8,655	30,981	25,707

Funds from operations	$41,588	$29,574	$113,693	$82,624

Shares and Units Outstanding:
Basic:
Weighted average shares	38,425	25,468	34,112	24,082
Weighted average shares and units	54,964	41,296	50,797	39,910
Diluted:
Weighted average shares	39,278	26,007	34,973	24,514
Weighted average shares and units	55,817	41,834	51,657	40,342

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplemental Financial Data shown on page 8. The information in the table is not intended to present operating income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002

	Stabilized Properties (2)
Wholly-Owned Properties	The Oasis at Sawgrass	Wholly-Owned Properties	New Properties (3)	Net Lease Properties (4)	Total
Rental Revenues
Minimum rent	$1,471	$23,933	$5,989	$2,515	$33,908
Percentage rent	212	(3)	33	—	242
Recoveries from tenants	479	11,519	2,134	—	14,132
Other property revenues	54	3,165	515	—	3,734

Total rental revenues	2,216	38,614	8,671	2,515	52,016

Property Operating Costs
Recoverable from tenants	600	10,510	1,704	—	12,814
Other operating (1)	18	1,175	231	—	1,424

Total property operating costs	618	11,685	1,935	—	14,238

Property Operating Income	$1,598	$26,929	$6,736	$2,515	$37,778

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (3)	Other	Total
Rental Revenues
Minimum rent	$30,962	$10,794	$102	$41,858
Percentage rent	361	5	—	366
Recoveries from tenants	11,714	3,634	12	15,360
Other property revenues	4,019	797	—	4,816

Total rental revenues	47,056	15,230	114	62,400

Property Operating Costs
Recoverable from tenants	11,403	3,180	—	14,583
Other operating (1)	749	204	237	1,190

Total property operating costs	12,152	3,384	237	15,773

Property Operating Income	$34,904	$11,846	$(123)	$46,627

Mills Share of Operating Income	$17,591	$5,250	$(15)	$22,826

Percent Leased Wholly-Owned and Unconsolidated Joint Venture Properties (5)	92.6%	93.2%		92.7%

(1)
Total property operating costs exclude management fees as follows: wholly-owned properties of $1,230 and joint venture properties of $2,242.
(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills (which includes The Oasis at Sawgrass), Gurnee Mills, Liberty Plaza, and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, Concord Mills and Katy Mills.
(3)
New wholly-owned properties include Opry Mills (of which the Company acquired the outstanding joint venture interest in June 2002), Concord Mills Marketplace and Cincinnati Mills (see Summary of Properties Under Construction footnote 5). New unconsolidated joint venture properties include Arundel Mills and Discover Mills.
(4)
In September 2002, the Company in conjunction with its purchase of Forest Fair Mall, entered into an agreement to exchange 27 of its 46 Net Lease Properties for an aggregate sales price of $58,500, with Gator Forest Partners, Ltd.
(5)
Gross leasable area leased is defined as all space leased and for which rent is being paid as of September 2002, excluding tenants with leases having an original lease term of less than one year plus gross leaseable area owned by store tenants.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplement Financial Data shown on page 8. The information in the table is not intended to present operating income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001

Wholly-Owned Properties	Stabilized Properties (2)	Net Lease Properties	Disposed Properties (3)	Total
Rental Revenues
Minimum rent	$23,910	$2,518	$16	$26,444
Percentage rent	173	—	—	173
Recoveries from tenants	12,069	—	13	12,082
Other property revenues	4,625	—	(80)	4,545

Total rental revenues	40,777	2,518	(51)	43,244

Property Operating Costs
Recoverable from tenants	11,497	—	—	11,497
Other operating (1)	2,135	(12)	—	2,123

Total property operating costs	13,632	(12)	—	13,620

Property Operating Income	$27,145	$2,530	$(51)	$29,624

	Stabilized Properties (2)
Unconsolidated Joint Venture Properties	The Oasis at Sawgrass	Joint Venture Properties	New Properties (4)	Other	Total
Rental Revenues
Minimum rent	$1,391	$29,973	$11,073	$—	$42,437
Percentage rent	74	424	75	—	573
Recoveries from tenants	521	12,315	3,952	—	16,788
Other property revenues	46	4,904	827	12	5,789

Total rental revenues	2,032	47,616	15,927	12	65,587

Property Operating Costs
Recoverable from tenants	624	10,599	3,541	—	14,764
Other operating (1)	72	1,352	314	79	1,817

Total property operating costs	696	11,951	3,855	79	16,581

Property Operating Income	$1,336	$35,665	$12,072	$(67)	$49,006

Mills Share of Operating Income	$304	$12,419	$6,113	$(29)	$18,807

Percent Leased Wholly-Owned and Unconsolidated Joint Venture Properties (5)		93.8%	93.1%		93.7%

(1)
Total property operating costs exclude management fees as follows: wholly-owned properties of $1,028 and joint venture properties of $2,308.
(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills.
(3)
Reflects the settlement of pro-ration adjustments in conjunction with the sale of ten of the Company's community centers (the "Disposed Properties") to an unrelated third party in the third quarter of 2000.
(4)
New unconsolidated joint venture properties include Opry Mills and Arundel Mills.
(5)
Gross leaseable area leased is defined as all space leased and for which rent is being paid as of September 2001, excluding tenants with leases having a term of less than one year plus gross leaseable area owned by store tenants.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplemental Financial Data shown on page 8. The information in the table is not intended to present operating income according to accounting principles generally accepted in the United States.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

	Stabilized Properties (2)
Wholly-Owned Properties	The Oasis at Sawgrass	Wholly-Owned Properties	New Properties (3)	Net Lease Properties (4)	Total
Rental Revenues
Minimum rent	$4,257	$69,605	$6,539	$7,541	$87,942
Percentage rent	234	191	33	—	458
Recoveries from tenants	1,606	35,442	2,191	—	39,239
Other property revenues	158	9,335	522	—	10,015

Total rental revenues	6,255	114,573	9,285	7,541	137,654

Property Operating Costs
Recoverable from tenants	1,759	30,942	1,713	—	34,414
Other operating (1)	22	3,914	232	—	4,168

Total property operating costs	1,781	34,856	1,945	—	38,582

Property Operating Income	$4,474	$79,717	$7,340	$7,541	$99,072

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (3)	Other	Total
Rental Revenues
Minimum rent	$92,179	$43,709	$102	$135,990
Percentage rent	912	34	—	946
Recoveries from tenants	37,418	15,426	15	52,859
Other property revenues	10,428	3,335	10	13,773

Total rental revenues	140,937	62,504	127	203,568

Property Operating Costs
Recoverable from tenants	35,168	13,295	—	48,463
Other operating (1)	2,539	1,183	529	4,251

Total property operating costs	37,707	14,478	529	52,714

Property Operating Income	$103,230	$48,026	$(402)	$150,854

Mills Share of Operating Income	$42,955	$20,698	$(129)	$63,524

Percent Leased Wholly-Owned and Unconsolidated Joint Venture Properties (5)	92.6%	93.2%		92.7%

(1)
Total property operating costs exclude management fees as follows: wholly-owned properties of $3,265 and joint venture properties of $7,100.
(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills (which includes The Oasis at Sawgrass), Gurnee Mills, Liberty Plaza, and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, Concord Mills and Katy Mills.
(3)
New wholly-owned properties include Concord Mills Marketplace, Cincinnati Mills (see Summary of Properties Under Construction footnote 5) and Opry Mills (for the period from July 1, 2002 to September 30, 2002). New unconsolidated joint venture properties include Opry Mills (for the period from January 1, 2002 to June 30, 2002), Arundel Mills and Discover Mills.
(4)
In September 2002, the Company in conjunction with its purchase of Forest Fair Mall, entered into an agreement to exchange 27 of its 46 Net Lease Properties for an aggregate sales price of $58,500 with Gator Forest Partners, Ltd.
(5)
Gross leasable area leased is defined as all space leased and for which rent is being paid as of September 2002, excluding tenants with leases having an original lease term of less than one year plus gross leaseable area owned by store tenants.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplement Financial Data shown on page 8. The information in the table is not intended to present operating income according to accounting principles generally accepted in the United States.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

Properties Wholly-Owned	Stabilized Properties (2)	Net Lease Properties	Disposed Properties (3)	Total
Rental Revenues
Minimum rent	$70,597	$7,554	$458	$78,609
Percentage rent	278	—	—	278
Recoveries from tenants	36,299	—	778	37,077
Other property revenues	8,775	—	1,067	9,842

Total rental revenues	115,949	7,554	2,303	125,806

Property Operating Costs
Recoverable from tenants	31,274	—	—	31,274
Other operating (1)	4,138	22	(580)	3,580

Total property operating costs	35,412	22	(580)	34,854

Property Operating Income	$80,537	$7,532	$2,883	$90,952

	Stabilized Properties (2)
Unconsolidated Joint Venture Properties	The Oasis at Sawgrass	Joint Venture Properties	New Properties (4)	Other	Total
Rental Revenues
Minimum rent	$4,103	$91,917	$33,162	$—	$129,182
Percentage rent	173	991	418	—	1,582
Recoveries from tenants	1,187	37,800	11,826	—	50,813
Other property revenues	173	9,416	2,635	55	12,279

Total rental revenues	5,636	140,124	48,041	55	193,856

Property Operating Costs
Recoverable from tenants	1,821	33,438	10,007	—	45,266
Other operating (1)	365	4,274	843	178	5,660

Total property operating costs	2,186	37,712	10,850	178	50,926

Property Operating Income	$3,450	$102,412	$37,191	$(123)	$142,930

Mills Share of Operating Income	$786	$35,529	$18,892	$(54)	$55,153

Percent Leased Wholly-Owned and Unconsolidated Joint Venture Properties (5)		93.8%	93.1%		93.7%

(1)
Total property operating costs exclude management fees as follows: wholly-owned properties of $3,073 and joint venture properties of $6,932.
(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills.
(3)
Reflects the settlement of pro-ration adjustments in conjunction with the sale of ten of the Company's community centers (the "Disposed Properties") to an unrelated third party in the third quarter of 2000.
(4)
New unconsolidated joint venture properties include Opry Mills and Arundel Mills.
(5)
Gross leaseable area leased is defined as all space leased and for which rent is being paid as of September 2001, excluding tenants with leases having a term of less than one year plus gross leaseable area owned by store tenants.

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2002	2001	2002	2001
Revenues:
Minimum rent	$41,858	$42,437	$135,990	$129,182
Percentage rent	366	573	946	1,582
Recoveries from tenants	15,360	16,788	52,859	50,813
Other revenues	4,816	5,789	13,773	12,279

Total operating revenues	62,400	65,587	203,568	193,856

Expenses:
Recoverable from tenants	14,583	14,764	48,463	45,266
Other operating expenses (1)	3,432	4,125	11,351	12,592
Depreciation and amortization	22,022	22,031	71,349	65,881

Total operating expenses	40,037	40,920	131,163	123,739

	22,363	24,667	72,405	70,117
Other Income (Expense):
Interest income	324	1,024	1,991	3,243
Interest expense, net	(18,742)	(21,099)	(62,174)	(66,831)
Other income (expense)	2,320	976	9,784	3,175

Income before Extraordinary Losses on Debt Extinguishment	6,265	5,568	22,006	9,704
Extraordinary losses on debt extinguishment	—	(85)	—	(527)

Net Income	$6,265	$5,483	$22,006	$9,177

Mills Share of Net Income	$4,910	$2,896	$14,257	$4,963

Reconciliation of Net Income to Funds From Operations:
Income before extraordinary losses on debt extinguishment	$6,265	$5,568	$22,006	$9,704
Adjustments:
Depreciation and amortization of real estate assets	22,022	22,031	71,349	65,881

Funds From Operations	$28,287	$27,599	$93,355	$75,585

Mills Allocations:
Mills share of FFO	$15,176	$11,551	$45,238	$30,670
Management fees due Mills	2,583	1,780	6,565	5,316

Total Mills FFO	$17,759	$13,331	$51,803	$35,986

(1)
Total property operating costs include management fees of $2,242 and $2,308 for the three months ended September 30, 2002 and 2001, respectively, and $7,100 and $6,932 for the nine months ended September 30, 2002 and 2001, respectively.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE

Wholly-Owned Properties (1)
(unaudited)

        The following table summarizes lease expirations for the wholly-owned properties assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the product of the monthly contractual minimum rent of the expiring leases as of September 2002 multiplied by 12.

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
Anchor Tenant Expirations (2)
2002	—	—	—	—	—	—
2003	6	391,002	2,452,110	6.27	11.46%	8.17%
2004	10	482,368	4,209,524	8.73	14.14%	14.02%
2005	9	270,654	3,075,982	11.36	7.94%	10.25%
2006	8	434,393	4,329,131	9.97	12.74%	14.42%
2007	5	134,729	1,359,320	10.09	3.95%	4.53%
2008	5	348,708	2,999,529	8.60	10.22%	9.99%
2009	5	398,793	2,679,545	6.72	11.69%	8.93%
2010	5	234,310	1,954.538	8.34	6.87%	6.51%
2011	2	97,872	994,566	10.16	2.87%	3.31%
2012	3	187,127	1,190,120	6.36	5.49%	3.97%
After 2012	8	430,676	4,774,391	11.09	12.63%	15.90%

	66	3,410,632	$30,018,756	$8.80	100.00%	100.00%

Specialty Tenant Expirations
2002	41	140,293	$3,278,203	$23.37	6.09%	5.30%
2003	125	346,450	8,837,146	25.51	15.03%	14.29%
2004	78	280,884	6,552,144	23.33	12.19%	10.60%
2005	114	456,304	11,682,777	25.60	19.80%	18.89%
2006	103	307,270	8,228,135	26.78	13.33%	13.31%
2007	70	197,734	5,790,510	29.28	8.58%	9.36%
2008	29	70,768	2,295,357	32.43	3.07%	3.71%
2009	25	99,891	2,983,867	29.87	4.33%	4.83%
2010	35	77,465	2,861,237	36.94	3.36%	4.63%
2011	48	165,805	4,780,992	28.84	7.19%	7.73%
2012	38	108,001	3,185,005	29.49	4.69%	5.15%
After 2012	11	53,703	1,365,686	25.43	2.34%	2.20%

	717	2,304,568	$61,841,059	$26.82	100.00%	100.00%

Total Tenant Expirations
2002	41	140,293	$3,278,203	$23.37	2.45%	3.57%
2003	131	737,452	11,289,256	15.31	12.90%	12.29%
2004	88	763,252	10,761,668	14.10	13.35%	11.72%
2005	123	726,958	14,758,759	20.30	12.72%	16.07%
2006	111	741,663	12,557,266	16.93	12.98%	13.67%
2007	75	332,463	7,149,830	21.51	5.82%	7.78%
2008	34	419,476	5,294,886	12.62	7.34%	5.76%
2009	30	498,684	5,663,412	11.36	8.73%	6.17%
2010	40	311,775	4,815,775	15.45	5.46%	5.24%
2011	50	263,677	5,775,558	21.90	4.61%	6.29%
2012	41	295,128	4,375,125	14.82	5.16%	4.76%
After 2012	19	484,379	6,140,077	12.68	8.48%	6.68%

	783	5,715,200	$91,859,815	$16.07	100.00%	100.00%

(1)
Excludes approximately 850,000 square feet of GLA owned by tenants and a ground lease of approximately 150,000 square feet.
(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 square feet

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE

Unconsolidated Joint Venture Properties (1)
(unaudited)

        The following table summarizes lease expirations for the Unconsolidated Joint Venture Properties, assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the product of the monthly contractual minimum rent of the expiring leases as of September 2002 multiplied by 12.

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
Anchor Tenant Expirations (2)
2002	1	25,236	$585,419	$23.20	0.43%	0.79%
2003	3	64,408	971,096	15.08	1.10%	1.31%
2004	3	72,842	896,068	12.30	1.24%	1.21%
2005	3	62,472	730,798	11.70	1.06%	0.99%
2006	6	142,022	1,999,868	14.08	2.42%	2.70%
2007	13	344,581	5,417,318	15.72	5.87%	7.33%
2008	6	191,090	2,514,870	13.16	3.25%	3.40%
2009	20	649,161	8,985,622	13.84	11.06%	12.15%
2010	27	880,434	11,620,025	13.20	15.00%	15.71%
2011	13	551,849	6,311,775	11.44	9.40%	8.54%
2012	15	842,750	6,932,070	8.23	14.35%	9.38%
After 2012	29	2,044,164	26,980,714	13.20	34.82%	36.49%

	139	5,871,009	$73,945,643	$12.60	100.00%	100.00%

Specialty Tenant Expirations
2002	68	188,146	$4,373,374	$23.24	4.75%	4.28%
2003	85	271,499	6,595,715	24.29	6.86%	6.45%
2004	125	471,583	10,430,598	22.12	11.91%	10.21%
2005	123	425,159	10,648,798	25.05	10.74%	10.42%
2006	134	437,281	11,216,267	25.65	11.04%	10.97%
2007	140	422,750	10,424,313	24.66	10.68%	10.20%
2008	87	245,359	7,651,860	31.19	6.20%	7.49%
2009	91	271,641	7,622,167	28.06	6.86%	7.46%
2010	130	469,917	13,532,563	28.80	11.87%	13.24%
2011	101	450,035	12,139,531	26.97	11.36%	11.87%
2012	49	210,033	5,835,506	27.78	5.30%	5.71%
After 2012	13	96,511	1,733,003	17.96	2.43%	1.70%

	1,146	3,959,914	$102,203,695	$25.81	100.00%	100.00%

Total Tenant Expirations
2002	69	213,382	$4,958,793	$23.24	2.17%	2.82%
2003	88	335,907	7,566,811	22.53	3.42%	4.30%
2004	128	544,425	11,326,666	20.80	5.54%	6.43%
2005	126	487,631	11,379,596	23.34	4.96%	6.46%
2006	140	579,303	13,216,135	22.81	5.89%	7.50%
2007	153	767,331	15,841,631	20.65	7.81%	8.99%
2008	93	436,449	10,166,730	23.29	4.44%	5.77%
2009	111	920,802	16,607,789	18.04	9.37%	9.43%
2010	157	1,350,351	25,152,588	18.63	13.74%	14.28%
2011	114	1,001,884	18,451,306	18.42	10.19%	10.47%
2012	64	1,052,783	12,767,576	12.13	10.71%	7.25%
After 2012	42	2,140,675	28,713,717	13.41	21.76%	16.30%

	1,285	9,830,923	$176,149,338	$17.92	100.00%	100.00%

(1)
Excludes approximately 125,000 square feet of GLA owned by tenants and a ground lease of approximately 180,000 square feet.
(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 square feet.

THE MILLS CORPORATION
RENTAL RATES
(unaudited)

        The following tables present the average base rent per leased square foot of store openings and closings for the anchor and specialty store tenants in the aggregate for the nine months ended September 30, 2002 and for the four years ended December 31, 2001, 2000, 1999 and 1998 (except as noted in footnote (1)).

ANCHOR STORES
	Store Openings During Period		Store Closings During Period		Re-leasing Spread (2)
Period	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.
Nine Months Ended September 30, 2002	$10.46	127,191	$5.82	363,577	$4.63	79.50%
Year Ended December 31, 2001	15.94	133,185	7.54	498,868	8.41	111.48%
Year Ended December 31, 2000	14.24	313,287	10.16	177,003	4.08	40.16%
Year Ended December 31, 1999	10.39	297,754	9.05	112,302	1.34	14.81%
Year Ended December 31, 1998	11.94	234,059	8.48	224,636	3.46	40.80%
SPECIALTY STORES
	Store Openings During Period		Store Closings During Period		Re-leasing Spread (2)
Period	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.
Nine Months Ended September 30, 2002	$28.41	401,556	$26.09	481,484	$2.33	8.90%
Year Ended December 31, 2001	28.63	618,806	24.58	829,916	4.05	16.48%
Year Ended December 31, 2000	29.07	423,771	25.16	391,141	3.91	15.54%
Year Ended December 31, 1999	26.09	318,864	24.50	454,633	1.59	6.49%
Year Ended December 31, 1998	23.43	405,408	21.80	339,988	1.63	7.48%

(1)
Opry Mills, Arundel Mills and Discover Mills are excluded from this analysis, because they are in their initial lease-up phase. For the same reason, Grapevine Mills and Arizona Mills are excluded for 1998, The Block at Orange is excluded for 1999 and 2000, and The Oasis at Sawgrass, Concord Mills and Katy Mills are excluded for 2000.

(2)
The re-leasing spread is the difference between per square foot openings and per square foot closings. The re-leasing spreads for the nine months ended September 30, 2002 may not be representative of annualized leasing spreads due to the limited time period.

THE MILLS CORPORATION
AVERAGE RENTS
(unaudited)

        The following tables presents certain information regarding operating rents with respect to the existing Mills projects and The Block at Orange annualized as of September 30, 2002 and for the four years ended December 31, 2001, 2000, 1999 and 1998.

		Minimum Rent Plus Percentage Rent (1)
		Total Stores		Anchor Stores		Specialty Stores
Year	Average Percent Leased (2)	Total	Per Sq. Ft.	Total	Per Sq. Ft.	Total	Per Sq. Ft.
2002	91.9%	$287,162,510	$18.68	$104,526,192	$11.43	$182,636,318	$29.35
2001	93.3%	266,706,922	18.23	95,274,378	10.92	171,432,544	29.03
2000	95.0%	219,861,786	17.12	78,834,651	10.08	141,027,135	27.94
1999 (3)	96.0%	166,145,597	16.41	57,382,233	9.55	108,763,364	23.43
1998 (3)	96.0%	143,417,531	15.41	47,700,311	8.65	95,717,220	25.24
(1)
Amounts exclude annualized Mainstreet rental income of approximately $5,566,000 for 2002, $4,708,000 for 2001, $4,308,000 for 2000, $2,659,000 for 1999, and $2,511,000 for 1998. Additionally, amounts exclude rental income for those projects that opened in the reported year. Square footage for ground leases and square feet of GLA owned by tenants is excluded.

(2)
Average percent leased is defined as total average space leased for which rent was being paid, excluding tenants with leases having a term of less than one year.

(3)
Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
As of September 30, 2002
(Dollars in thousands)
(unaudited)

        As of September 30, 2002, the Company had outstanding consolidated indebtedness in an aggregate amount of approximately $1.3 billion (excluding its pro rata share of unconsolidated joint venture debt) as set forth below:

	Principal Balance		Interest Rate Type		Annual Interest Rate	Annual Interest		Maturity Date		Recourse to Company or Operating Partnership
Potomac Mills/Gurnee Mills	$350,681		Fixed		7.460%	$26,161		3/10/11	(1)	0%
Franklin Mills/Liberty Plaza
Tranche A	104,139		Fixed		7.882%	8,208		5/5/07	(2)	0%
Mortgage Loan	18,912		Fixed		7.440%	1,407		5/5/07	(2)	0%
Mortgage Loan	12,273		Fixed		6.220%	763		5/5/07	(2)	0%
Sawgrass Mills
Mortgage Loan	251,155		Fixed		7.180%	18,033		7/7/06	(3)	0%
Mezzanine Loan	30,945		Variable		L + 4.50bp(4)	2,281	(4)	7/7/06		0%
The Oasis at Sawgrass
Mortgage Loan	45,825		Fixed		7.180%	3,290		7/7/06	(3)	0%
Mezzanine Loan	5,646		Variable		L + 4.50bp(4)	416	(4)	7/7/06		0%
Opry Mills	175,000	(5)	Fixed	(6)	3.075%(6)	8,619	(6)	10/10/05	(7)	0%
CVS Portfolio	35,967		Fixed		7.960%	2,863		10/10/10		0%
CVS Portfolio	28,330		Fixed		9.350%	2,649		1/10/23		0%
CVS Portfolio	38,977		Fixed		6.498%	2,533		8/6/18		0%
Concord Mills Residual III	17,282		Variable		L + 225bp	702		12/31/02		100%(8)

Total Property Mortgages	1,115,132					77,925
Cincinnati Mills	58,447		Variable		L + 200bp(9)	2,228		12/1/06		75%(10)
Mainstreet Retail	10,578		Variable		L + 425bp	641		7/21/10		100%(11)
FoodBrand (Katy/Franklin/Opry)	8,030		Fixed		11.111%	893		7/15/05		60%(12)
FoodBrand (Arundel)	1,745		Fixed		9.249%	161		10/30/05		60%(12)
Corporate Term Loan	40,000		Variable		L + 225bp(13)	1,625		5/20/05	(14)	100%
Corporate Line of Credit (15)	99,000		Variable		L + 250bp	4,268		5/20/05		100%
Sawgrass Residual	2,871		Variable		L + 165bp	99		1/18/03		0%

Total Consolidated Indebtedness	$1,335,803					$87,840

L refers to the one-month London Interbank Offered Rate ("LIBOR") which was 1.81125% at September 30, 2002.

(1)
The debt is a 30-year amortizing loan with an anticipated balloon repayment date of March 10, 2011. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each note will be increased to the greater of the stated rate plus 5% or the existing treasury rate plus 5%.

(2)
This indebtedness is a 30-year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(3)
The debt is a 5-year amortizing mortgage loan with an anticipated balloon repayment of July 7, 2006. The total loan amount is $300,000 of which $253,709 was allocated to Sawgrass Mills and $46,291 was allocated to The Oasis at Sawgrass.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS (Continued)
As of September 30, 2002
(Dollars in thousands)
(unaudited)

(4)
The interest rate is at LIBOR plus 4.50%, however, interest on a notional amount of $37,000 has been fixed through June 7, 2003 due to an interest rate swap which locks in LIBOR at 2.84%. Effective June 7, 2003, the Company has entered into a swap agreement which locks LIBOR at 2.16% through June 7, 2004 on a notional amount of $36,700.

(5)
The Company has a one-time right to borrow an additional $25 million provided other terms and conditions of the Loan Agreement are satisfied.

(6)
In September 2002, the Opry Mills loan was refinanced with a three year loan at a fixed rate of 3.075% through October 9, 2002 and a variable rate of LIBOR plus a 1.2% spread thereafter. Effective October 10, 2002, the Company entered into a swap agreement which locks LIBOR at 4.1375%, on a notional amount of $175,000 which matures October 2007.

(7)
The loan has a term of three years with two one-year extension options.

(8)
The total commitment under this construction loan is $18,619. Funds are available subject to certain performance measures and restrictive covenants. The loan is fully guaranteed by the Company.

(9)
This indebtedness is a construction loan with a total commitment of $71,825. The interest rate is LIBOR plus 200 basis points. The spread may be reduced to 180 basis points when the project achieves a DSC ratio of at least 1.25, and it may be further reduced to 160 basis points if the DSC ratio is at least 1.40.

(10)
The principal and interest are guaranteed 75% by the Company, which can be reduced to 50% if no default exists, at least 75% of the net leasable area of the Anchor Store space is leased to no less than 10 tenants, at least 50% of the net leasable area of the specialty shop space is leased, and the DSC ratio is at least 1.10. The guaranty percentage can be further reduced to 25% if no default exists, at least 85% of the net leasable area of the specialty shop space is leased, and the DSC ratio is at least 1.30.

(11)
The collateral for the loan are the pushcarts and kiosks that are owned by Mainstreet Retail, an affiliate of the Company. The loan is fully guaranteed by the Company.

(12)
This indebtedness relates to capital leases for leasehold improvements and equipment for FoodBrand operations at the respective centers. The leases have five year lease terms and are fully guaranteed by the Company, however, our joint venture partner, the Panda Restaurant Group, has agreed to indemnify the Company for up to 40% of the debt balance.

(13)
Effective November 1, 2002, the Company has entered into a swap agreement which locks LIBOR at 2.1665% through November 1, 2004 on a notional amount of $40,000.

(14)
The corporate term loan was extended for an additional two year term maturing on May 20, 2005 and will be co-terminus with the Company's unsecured revolving credit facility.

(15)
In May 2002, the Company refinanced its unsecured corporate credit facility for a three year period. The total commitment under the credit facility is $175,000. Funds are available subject to certain performance measures and restrictive covenants. The line bears interest at a variable rate ranging from 175 basis points to 275 basis points over LIBOR subject to certain leverage tests. As of September 30, 2002, the interest rate was LIBOR plus 250bp. On October 9, 2002, the Company issued $107,500 of Series B cumulative preferred stock. The proceeds from this issuance were used to pay down the Company's revolving loan.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
As of September 30, 2002
(Dollars in thousands)
(unaudited)

	Principal Balance	Total Commitment	Interest Rate Type		Annual Interest Rate	Annual Interest		Maturity Date		Recourse to Company or Operating Partnership
Arizona Mills	$143,865	N/A	Fixed		7.895%	$11,358		10/5/10		0.0%
Grapevine Mills	155,000	N/A	Fixed		6.470%	10,029		10/1/08	(1)	0.0%
Grapevine Mills II	14,319	N/A	Fixed		8.390%	1,201		11/5/08	(2)	0.0%
Ontario Mills	139,232	N/A	Fixed		6.750%	9,398		12/1/08	(3)	0.0%
Ontario Mills II	10,370	N/A	Fixed		8.010%	831		1/5/09		0.0%
The Block at Orange (4)	132,402	N/A	Fixed	(4)	8.000%	10,480		5/1/06		18.4%(5)
FoodBrand (Discover)	3,881	N/A	Fixed		9.190%	357		2/28/07		60.0%(6)
FoodBrand (Stonecrest)	1,239	N/A	Fixed		9.300%	115		7/31/07		60.0%(6)

Total Permanent Loans	600,308					43,769

Concord Mills	177,093	177,093	Variable		L + 145bp	5,775		12/2/02	(7)	35.0%(8)
Katy Mills	145,035	145,035	Variable		L + 175bp	5,165		3/31/03	(9)	29.0%(10)
Arundel Mills	181,874	191,000	Variable		L + 165bp(11)	7,192	(11)	5/22/03	(12)	20.0%(13)
Arundel Mills Residual	6,740	N/A	Variable		L + 200bp	257		8/1/04	(14)	100.0%
Discover Mills	159,704	172,243	Variable		L + 225bp(15)	7,878	(15)	4/15/04	(16)	50.0%(17)
Colorado Mills	78,185	160,000	Variable		L + 225bp(18)	3,175	(18)	3/28/05	(12)	100.0%(19)

Total Construction Loans	748,631	845,371				29,442

Total Unconsolidated Indebtedness	$1,348,939	$845,371				$73,211

L refers to the one-month London Interbank Offered Rate ("LIBOR") which was 1.81125% at September 30, 2002.

(1)
This indebtedness is a 30-year amortizing loan with an anticipated repayment date of October 1, 2008. The loan has an interest only payment period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(2)
This indebtedness is a 30-year amortizing loan with a balloon repayment date of November 5, 2008.

(3)
This indebtedness is a 30-year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(4)
This indebtedness is evidenced by two loans: a permanent loan in the amount of $108,000 and a mezzanine loan in the amount of $27,000. Interest on the loans is considered to be fixed through May 1, 2006 due to an amortizing interest rate swap which effectively fixed the interest rate at 8%.

(5)
The mezzanine portion of the loan is guaranteed 100% by the Company. As of September 30, 2002, the guaranteed amount was $24,402.

(6)
This indebtedness relates to capital leases for leasehold improvements and equipment for FoodBrand operations at Discover Mills and Stonecrest. The leases have a five year lease term and are guaranteed 60% by the Company.

(7)
The loan had an original maturity date of December 2, 2001. The Company exercised the first of two one-year options to extend the maturity date to December 2, 2002. The Company anticipates closing on a new permanent loan in November 2002.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS (Continued)
As of September 30, 2002
(Dollars in thousands)
(unaudited)

(8)
The loan is guaranteed 100% by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) reduced to 50% upon achieving completion and occupancy requirements; (iii) reduced to 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) and reduced to 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition.

(9)
The loan had an original maturity date of March 31, 2002. The Company exercised a one year extension option to extend the maturity date to March 31, 2003.

(10)
The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was $168 million of the loan amount; (ii) upon completion of construction, the grand opening of the project and a DSC ratio of 1.00 the Guaranteed Amount will reduce to $84 million. (iii) and upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $42,000. As of September 30, 2002, the Guaranteed Amount was $42,000.

(11)
The interest rate is LIBOR plus 165 basis points due to an amendment to the loan agreement occurring on May 31, 2002 in conjunction with the Company acquiring a portion of Simon's interest in the partnership and the achievement of a DSC ratio of 1.35. Effective January 25, 2002 the Company entered into a LIBOR contract to fix LIBOR at 2.33875% on a notional amount of $170,035 maturing January 23, 2003.

(12)
The loan has a term of three years with two one-year extension options.

(13)
The principal and interest are guaranteed 100% by the Company. The Company's guarantee may be reduced as follows: (i) upon closing the construction loan, the "Guaranteed Amount" was 100% of loan amount, (ii) upon completion of construction, and fulfilling certain occupancy requirements as defined in the construction loan agreement, the Guaranteed Amount was reduced to 50%; (iii) upon achieving a DSC ratio of 1.20 the Guaranteed Amount was reduced to 35%; (iv) upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition the Guaranteed Amount was reduced to 20%.

(14)
The loan has a term of two years with two one-year extensions.

(15)
The interest rate is LIBOR plus 225 basis points. The interest rate can be reduced to LIBOR plus 200 when the project achieves a DSL ratio of 1.25, and can be further reduced to LIBOR plus 175 basis points when the project achieves a DSC ratio of 1.40 and the borrower has prepaid at least $10 million of the principal amount. Additionally, the Company entered into a swap that fixed LIBOR at 2.91% on a notional amount of $126,700 maturing on June 1, 2003. Effective June 1, 2003, the Company has entered into a swap agreement which locks LIBOR at 2.10% through April 1, 2004 on a notional amount of $126,672.

(16)
The loan has a term of three years with a one-year extension option.

(17)
The principal and interest are guaranteed by the Company and may be reduced as follows: (i) upon completion of the construction phase, satisfaction of leasing and occupancy requirements per the loan agreement, and achievement of a DSC ratio of 1.10, the Guaranteed Amount will be 50% of the loan amount; or (ii) upon satisfaction of the previous conditions, leasing and occupancy requirements, and a DSC ratio of 1.25, the Guaranteed Amount will be 25% of the loan amount.

(18)
The interest rate will be LIBOR plus 225 basis points until completion and occupancy requirements are met and the property achieves a DSC ratio of 1.20. Once achieved, the interest rate will be LIBOR plus 200 basis points. The interest rate can be further reduced to LIBOR plus 187.5 basis points when the project meets leasing and occupancy requirements defined in the construction loan agreement and achieves a DSC ratio of 1.25. The interest rate can be further reduced to LIBOR plus 175 basis points when the project meets leasing and occupancy requirements defined in the construction loan agreement and achieves a DSC ratio of 1.40. However, in no event shall there be more than one reduction per calendar quarter. Effective November 1, 2002, the Company has entered into a swap agreement which locks LIBOR at 2.442% through November 1, 2004 on a notional amount of $78,000.

(19)
The principal and interest are guaranteed by the Company and may be reduced as follows: (i) upon completion of the construction phase, satisfaction of leasing and occupancy requirements per the construction loan agreement and achievement of a DSC ratio of 1.10, the Guaranteed Amount will be 50% of the loan amount; or (ii) upon satisfaction of the previous conditions, leasing and occupancy requirements, and a DSC ratio of 1.30, the Guaranteed Amount will be 30% of the loan amount; (iii) upon satisfaction of all previous conditions, leasing and occupancy requirements, and a DSC ratio of 1.50, the Guaranteed Amount will be 20% of the loan amount.

THE MILLS CORPORATION
SPECIALTY STORE TENANT REPORTED SALES ANALYSIS
(unaudited)

Gross Sales (PSF)(1)
Twelve Months Ended September 30,	Current Year	Prior Year	Percentage Change
2002	$326	$330	(1.2)%
2001	335	334	0.3%
2000	350	335	4.5%
Comparable Same Space Sales (in thousands)(2)
Nine Months Ended September 30,	Current Year(3)	Prior Year	Percentage Change
2002	$1,053,195	$1,090,888	(3.4)%
2001	856,249	874,410	(2.1)%
2000	767,064	760,852	0.8%
Comparable Same Center Sales (PSF)(4)
Twelve Months Ended September 30,	Current Year	Prior Year	Percentage Change
2002	$326	$330	(1.2)%
2001	335	334	0.3%
2000	344	335	2.7%

(1)	The amounts presented above represent gross sales per square foot ("PSF") as reported by our specialty store tenants for each of the twelve-month periods ended September 30, 2002, 2001 and 2000 and includes for both current and prior year periods only those projects that the Company believes have achieved stabilized performance levels.
The projects included in the respective years are as follows:
2002
Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.
	2001	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills
	2000	Potomac Mills, Franklin Mills, Sawgrass Mills (including the Oasis at Sawgrass), Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, and the Block at Orange.
(2)
For each of the years presented above, comparable sales include only those tenants that have been in occupancy for the prior 21-month periods ended September 30, 2002, 2001, and 2000, respectively, as compared with sales for those same tenants as of September 30 of the prior year. Discover Mills which opened in November 2001, is excluded from this analysis, since the project has not achieved stabilized performance levels. For the same reason Opry Mills and Arundel Mills are excluded from the 2001 and 2000 analysis and Concord Mills and Katy Mills are also excluded from the 2000 analysis.
(3)
Excluding Sawgrass Mills and Arizona Mills, which were impacted by the tragic events of September 11th, comparable sales were $810,301 for the nine months ended September 30, 2002 versus $817,727 for the nine months ended September 30, 2001 or a decrease of 0.9%.
(4)
The amounts presented above represent gross sales "PSF" as reported by our specialty store tenants for each of the twelve-month periods ended September 30, 2002, 2001 and 2000 and includes for both current and prior year periods only those projects that the Company believes have achieved stabilized performance levels.
The projects included in the respective years are as follows:
2002
Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.
	2001	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills.
	2000	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, and The Block at Orange.

THE MILLS CORPORATION
CAPITAL EXPENDITURES FOR OPERATING PROPERTIES
(unaudited)

Mills, Block and Community Centers Combined (1)(2)(3)

		Years Ended December 31,
	Nine Months Ended, September 30, 2002
		2001	2000
Recurring Non-Tenant Capital Expenditures (4)
Costs	$770,103	$1,188,795	$1,173,885
Per Square Foot (5)	0.07	0.11	0.10
Recurring Tenant Improvement/Leasing Costs (6)
Costs	$1,251,661	$1,821,232	$3,617,617
Per Square Foot Improved (7)	1.15	8.82	7.60
Per Square Foot (5)	0.18	0.20	0.37
Total Recurring Costs
Costs	$2,021,764	$3,010,027	$4,791,502
Per Square Foot (5)	0.24	0.31	0.47
Non-Recurring Tenant Improvements/Leasing Costs (6)
Costs (8)	$17,521,848	$11,561,703	$27,614,724
Per Square Foot Improved (9)	20.83	14.06	61.40
Per Square Foot (5)	1.62	1.08	2.25
Work in Process (10)
Cumulative Improved Costs	$11,529,051	$9,903,298	$1,989,851
Cumulative Improved Costs Per Square Foot (11)	19.57	29.00	13.92

(1)
Analysis excludes projects that have not reached stabilized performance levels.

(2)
Capital expenditures include only the Company's share of costs related to the joint venture projects.

(3)
The Company sold ten community centers during the third quarter of 2000.

(4)
Recurring non-tenant capital expenditures include expenditures that are neither tenant related nor recoverable from tenants.

(5)
Expenditures divided by total GLA of the properties (excluding space owned by certain anchor store tenants).

(6)
Recurring and non-recurring tenant improvements/leasing costs are comprised of tenant-specific costs, including tenant improvements, tenant allowances and capitalized internal leasing costs.

(7)
Calculated as recurring tenant improvements/leasing costs divided by GLA of all recurring store openings (including spaces requiring no expenditures).

(8)
Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs.

(9)
Calculated as non-recurring tenant improvements/leasing costs divided by GLA of all non-recurring store openings.

(10)
Work in process is comprised of construction in progress that will be shown as recurring tenant improvement/leasing costs or non-recurring tenant improvement/leasing costs when the work is completed.

(11)
Calculated as work in process divided by GLA of all space with work in process.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS
(Dollars in thousands except ratio and per share data)
(unaudited)

	As of and for the Twelve Months Ended September 30,
	2002		2001
COVERAGE RATIOS (Trailing 12 months EBITDA with JV's, Interest Expense with JV's)
Consolidated Interest Expense (net of loan cost amortization)	$47,006		$54,863
JV Portion of Interest Expense (net of loan cost amortization) (1)	33,432		33,003

Total Interest Expense	$80,438		$87,866

Interest Coverage Ratio (EBITDA / Interest Expense)	3.05		2.43
Fixed Charge Ratio (EBITDA / Interest Expense and Principle Amortization)	2.47		2.16
LEVERAGE RATIOS
Consolidated Debt to Market Capitalization Ratio	43.7%		48.9%
Consolidated Debt plus Convertible Preferred Stock to Market Capitalization Ratio	46.2%		52.7%
Total Debt to Market Capitalization Ratio (includes the Company's Share of JV Debt)	53.4%		59.9%
Total Debt plus Convertible Preferred Stock to Market Capitalization Ratio (includes the Company's Share of JV Debt)	55.5%		62.8%
PAYOUT RATIOS (Trailing 12 months)
Dividends Paid	$103,927		$81,658
Funds from Operations	$152,541		$113,953
Adjusted Funds from Operations	$149,447		$110,055
FFO Payout Ratio (Dividends / FFO)	0.68		0.72
AFFO Payout Ratio (Dividends / AFFO)	0.70		0.74
DEBT INDICATORS
Weighted Average Maturity (Includes the Company's Share of JV Debt)	4.9	yrs	6.1	yrs
Weighted Average Interest Rate (Consolidated Debt Only)	6.6%		7.3%
Weighted Average Interest Rate (Includes the Company's Share of JV Debt)	6.2%		6.9%
Fixed Rate Debt% (Consolidated Debt Only)(2)	80.2%		89.4%
Fixed Rate Debt% (Includes the Company's Share of JV Debt) (2)	69.5%		79.6%

(1)
Includes annualized interest expense for Discover Mills for 2002 and Opry Mills and Arundel Mills for 2001.

(2)
Assumes The Block at Orange debt and the Opry Mills debt as fixed rate debt due to swaps put in place to fix the LIBOR rate on these loans.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS (Continued)
(Dollars in thousands except ratio and per share data)
(unaudited)

	As of and for the Twelve Months Ended September 30,
	2002	2001
MARKET CAPITALIZATION CALCULATIONS
Shares and units outstanding (end of quarter)	55,396	43,732
Stock price (end of quarter)	$29.66	$21.38

Equity Market Capitalization (A)	$1,643,045	$934,990

Consolidated Debt (end of quarter)	$1,335,803	$965,386
Mills Share of JV Debt (end of quarter)	634,519	541,037

Total Debt (B)	$1,970,322	$1,506,423

Convertible Preferred Stock (C)	$75,000	$75,000

Total Market Capitalization (A) + (B) + (C)	$3,688,367	$2,516,413

EBITDA CALCULATION
Income Before Extraordinary Items and Minority Interest	$72,315	$44,487
Less: Equity in Earnings of Unconsolidated JVs before Extraordinary Items	(21,819)	(15,485)
Plus: Consolidated Depreciation and Amortization	42,837	43,201
Plus: Consolidated Interest Expense	51,864	54,863
Plus: JV Share of EBITDA from JV Investments(1)	100,308	86,099

Total EBITDA	$245,505	$213,165

FFO and AFFO
Funds from Operations	$152,541	$113,953
Less: Recurring Capital Expenditures	(3,094)	(3,506)

Adjusted Funds From Operations	$149,447	$110,447

(1)
Includes annualized EBITDA for Discover Mills in 2002 and Arundel Mills for 2001.

QuickLinks

  Exhibit 99.1
THE MILLS CORPORATION SUPPLEMENTAL INFORMATION Table of Contents As of September 30, 2002
THE MILLS CORPORATION OVERVIEW
THE MILLS CORPORATION SUMMARY OF OPERATING PROPERTIES
THE MILLS CORPORATION SUMMARY OF PROPERTIES UNDER CONSTRUCTION
SUPPLEMENTAL INFORMATION CONSTRUCTION IN PROGRESS (unaudited, in millions)
THE MILLS CORPORATION SUPPLEMENTAL FINANCIAL DATA (In thousands, except per share data)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (unaudited, in thousands)
THE MILLS CORPORATION UNCONSOLIDATED JOINT VENTURES NET INCOME AND FUNDS FROM OPERATIONS (unaudited, in thousands)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE Wholly-Owned Properties (1) (unaudited)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE Unconsolidated Joint Venture Properties (1) (unaudited)
THE MILLS CORPORATION RENTAL RATES (unaudited)
THE MILLS CORPORATION AVERAGE RENTS (unaudited)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS As of September 30, 2002 (Dollars in thousands) (unaudited)
THE MILLS CORPORATION SPECIALTY STORE TENANT REPORTED SALES ANALYSIS (unaudited)
THE MILLS CORPORATION CAPITAL EXPENDITURES FOR OPERATING PROPERTIES (unaudited)
THE MILLS CORPORATION KEY FINANCIAL RATIOS (Dollars in thousands except ratio and per share data) (unaudited)